SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 2, 2000

                             Entrada Networks, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-26952
                             ----------------------
                            (Commission File Number)


                  DELAWARE                              33-0676350
       ------------------------------       ----------------------------------
      (State of other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation)


                    10070 Mesa Rim Road, San Diego, CA 92121
              -----------------------------------------------------
             (Address of principal executive offices, with zip code)


                                 (858) 623-3265
              -----------------------------------------------------
               (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant.


(a) Dismissal of Independent Accounting Firm:

         On August 31, 2000 we acquired all the outstanding capital stock of a wholly owned subsidiary of Osicom Technologies, Inc. which was doing business as Entrada Networks in a transaction that resulted in Osicom Technologies, Inc.
holding  a  majority  interest  in  the  combined  entity.   Generally  accepted
accounting principles require that a company whose shareholders retain a majority voting interest in the combined business to be treated as the acquirer for financial reporting purposes. Accordingly, the merger will be accounted for as a "reverse merger" whereby Entrada Networks is deemed to have purchased the Registrant.

         We elected to retain the independent accounting firm that has been auditing the accounting acquirer since 1997. The Board of Directors of the Registrant, upon recommendation by the audit committee, retained BDO Seidman, LLP, the independent accounting firm that audited the financial statements of the acquirer, in lieu of Ernst & Young LLP (the "Principal Accountants"), the independent accounting firm that audited the financial statements of Sync Research, Inc., now Entrada Networks, Inc., for the fiscal years ended December 31, 1999, 1998, 1997 and 1996.

         None of the former principal accountants' reports on the financial statements of the registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the periods for which Ernst & Young LLP were retained as our independent accountant and any subsequent interim period preceding this action, we had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         No reportable events occurred during the periods for which Ernst & Young LLP were retained as our independent accountant and any subsequent interim periods preceding this action of the principal accountants.

(b) Engagement of New Independent Accountants:

         Our Board of Directors, upon recommendation by the audit committee, formally engaged BDO Seidman, LLP (the accounting firm of the acquirer) located at 1900 Avenue of the Stars, 11th Floor, Los Angeles, California 90067 to audit the registrant's financial statements. The accounting firm of the acquirer was not consulted on any matter described in Regulation S-K Item 304(a)(2) during the registrant's two most recent financial years and subsequent interim periods preceding the engagement of the new accounting firm. The accounting firm of the acquirer has reviewed and approved the content of the Report on Form 8-K and has declined the opportunity to file any clarifying statement with the Commission.



         EXHIBIT           DESCRIPTION

         16.1 Letter from Ernst & Young LLP regarding its concurrence with the Registrant's statement regarding change of accountants.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENTRADA NETWORKS, INC.
Date: November 2, 2000

                                        ---------------------------------------
                                        Kanwar J.S. Chadha
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION

16.1 Letter from Ernst & Young LLP regarding its concurrence with the Registrant's statement regarding change of accountants.


Securities and Exchange Commission                           EXHIBIT 16.1
450 Fifth Street, N.W.
Washington, D.C.   20549

Gentlemen:

     We have read Item 4 of Form 8-K dated November 2, 2000 of Entrada Networks, Inc., formerly Sync Research, Inc., and are in agreement with the statements contained in paragraph (a) therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.



                                             ----------------------------------
                                             /s/ Ernst & Young LLP


Orange County, California
November 2, 2000